UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): May 10, 2005


                               CALPINE CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State of Other Jurisdiction of Incorporation)

                        Commission file number: 001-12079

                  I.R.S. Employer Identification No. 77-0212977

                           50 West San Fernando Street
                           San Jose, California 95113
                            Telephone: (408) 995-5115
         (Address of principal executive offices and telephone number)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 -- OTHER EVENTS

     On May 10, 2005, the Registrant issued the press release attached hereto as Exhibit 99.1.



ITEM 9.01 -- FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Businesses Acquired.

     Not  Applicable

(b)  Pro Forma Financial Information.

     Not  Applicable

(c)  Exhibits.

     99.1. Press release, dated May 10, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CALPINE CORPORATION

                                  By:  /s/ Charles B. Clark, Jr.
                                       ------------------------------------
                                       Charles B. Clark, Jr.
                                       Senior Vice President, Controller and
                                       Chief Accounting Officer


Date: May 16, 2005

EXHIBIT 99.1.


NEWS RELEASE

                                                        CONTACTS: (408) 995-5115
                                   Media Relations:  Katherine Potter, Ext. 1168
                                    Investor Relations:  Karen Bunton, Ext. 1121


          Calpine Commences $155 Million Preferred Shares Offering and
                    $100 Million Senior Term Loan Refinancing
                          for its Metcalf Energy Center

     (SAN  JOSE,  Calif.)  /PR  Newswire  - First  Call/ May 10,  2005 - Calpine
Corporation's [NYSE:CPN] indirect subsidiary, Metcalf Energy Center, LLC (Metcalf LLC), intends to commence a $155 million offering of 5.5-Year Redeemable Preferred Shares. Concurrent with the issuance of the Preferred Shares, Metcalf LLC will refinance, through a five-year, $100 Million Senior Term Loan, an existing $100 million non-recourse construction credit facility. Metcalf LLC owns Calpine's 602-megawatt Metcalf Energy Center in San Jose, Calif.

     The proceeds from the offering of the Redeemable Preferred Shares will ultimately be used as permitted by Calpine's existing bond indentures. Proceeds from the offering of the Senior Term Loan will be used to refinance all outstanding indebtedness under the existing construction credit facility, to complete construction of the Metcalf power plant, to pay fees and expenses related to the transaction, and as permitted by Calpine's existing bond indentures.

     The Redeemable Preferred Shares have not been registered under the Securities Act of 1933, and may not be offered in the United States absent registration or an applicable exemption from registration requirements. The Redeemable Preferred Shares will be offered in a private placement in the United States under Regulation D under the Securities Act of 1933 and outside of the United States pursuant to Regulation S under the Securities Act of 1933. This press release shall not constitute an offer to sell or the solicitation of an offer to buy. Securities laws applicable to private placements limit the extent of information that can be provided at this time.